UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2023
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
____________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 16, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Carrols Restaurant Group, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2016 Stock Incentive Plan, as amended (the “Amended and Restated 2016 Plan”). A summary of the Amended and Restated 2016 Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 27, 2023. The foregoing summary of the Amended and Restated 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2016 Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 16, 2023, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) re-elected Hannah S. Craven, Lawrence E. Hyatt and Alexander Sloane as Class II directors, to each serve a three-year term that expires at the Company's 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) voted to approve, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation”, (iii) voted to select, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers, (iv) voted to approve the Amended and Restated 2016 Plan as described in the Proxy Statement under “PROPOSAL 4”, and (v) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Hannah S. Craven, Lawrence E. Hyatt and Alexander Sloane as Class II Directors.

Name	For	Against	Abstain	Broker Non-Vote
Hannah S. Craven	41,683,823	748,279	52,186	10,292,621
Lawrence E. Hyatt	41,779,301	690,484	14,503	10,292,621
Alexander Sloane	40,272,790	2,159,925	51,573	10,292,621

Proposal 2. Approval, on an advisory basis, of a resolution approving the compensation of the Company's Named Executive Officers as described in the Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
42,076,369	368,149	39,770	10,292,621

Proposal 3. Selection, on an advisory basis, of the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers.

3 Years	2 Years	1 Year	Abstain
1,459,832	33,058	40,935,577	55,821

Based on the results of the stockholder advisory vote, the Company has determined, consistent with the recommendation of the Company’s Board of Directors stated in the Proxy Statement for the Annual Meeting, that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every year.

Proposal 4. Approval of the Amended and Restated 2016 Plan as described in the Proxy Statement under “PROPOSAL 4”.

For	Against	Abstain	Broker Non-Vote
41,943,588	513,083	27,617	10,292,621

Proposal 5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

For	Against	Abstain
52,504,322	176,974	95,613

Additionally, on June 16, 2023, the holders of all of the outstanding shares of the Company's Series D Convertible Preferred Stock voted to re-elect Thomas B. Curtis and Matthew Dunnigan to the Company’s Board of Directors. Mr. Curtis and Mr. Dunnigan each will serve as a Class D Director for a one-year term that expires at the Company’s 2024 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits
10.1 Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan, as Amended and Restated+
104 Cover Page Interactive Data File (formatted as Inline XBRL)

+ Compensatory plan or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Jared L. Landaw
Name:	Jared L. Landaw
Title:	Vice President, General Counsel and Secretary